Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Endeavour Operating Corporation, et al.[1]	Case No. 14-12308
Reporting Period: 12/01/14 – 12/31/14

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES	NO	NO
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	NO	YES	YES
Schedule of Professional Fees Paid	MOR-1b	YES	NO	NO
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	YES	NO	NO
Balance Sheet	MOR-3	YES	NO	NO
Status of Post-petition Taxes	MOR-4	YES	NO	NO
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4	YES	NO	NO
Listing of aged accounts payable	MOR-4	YES	NO	NO
Accounts Receivable Reconciliation and Aging	MOR-5	YES	NO	NO
Debtor Questionnaire	MOR-5	YES	NO	NO

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Catherine L. Stubbs	1/26/15
Signature of Authorized Individual*	Date

Catherine L. Stubbs	Senior Vice President and CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 12/01/14 – 12/31/14

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH							SEE EXHIBIT A

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

EXHIBIT A

Schedule of Cash Receipts and Disbursements

(In Millions)	October 10, 2014 - October 31, 2014	November 1, 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	Cumulative
Cash, Beginning of Period	$37.0	$37.3	$35.1	$37.0
Inflows:
US Revenue	$0.3	$0.5	$1.0	$1.8
Misc Revenue	—	0.6	—	0.6
JIB Receipts	0.6	—	—	0.6

Total Inflows	$0.9	$1.1	$1.0	$3.0
Outflows:
Capital Projects	$(0.1)	$(0.7)	$(1.9)	$(2.7)
Operating Costs	—	(0.1)	—	(0.1)
G&A/Other	(0.4)	(2.5)	(1.5)	(4.4)
Professionals	(0.1)	—	(4.1)	(4.2)

Total Outflows	$(0.6)	$(3.3)	$(7.5)	$(11.4)
IC Transfers:
Restructuring Costs	$—	$—	$—	$—
US G&A	—	—	3.3	3.3
US Capex	—	—	—	—

Net Cash Flow	$0.3	$(2.2)	$(3.1)	$(5.0)

Cash, End of Period	$37.3	$35.1	$32.0	$32.0

Note: All Cash Receipts and Disbursements are through Endeavour Operating Corp.

In re Endeavour International Corporation, et al.,

Debtor[1]	Case No.:	14-12308
MOR-1a	Reporting Period:	12/01/2014 – 12/31/2014

For the Period December 1, 2014 to December 31, 2014

Declaration Regarding the Reconciliation of the Debtor’s Bank Accounts as of December 31, 2014.

Catherine L. Stubbs hereby declares under penalty of perjury:

1.	I am the Chief Financial Officer for Endeavour International Corporation, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.	To the best of my knowledge, the Debtors’ bank balances as of December 31, 2014 have been reconciled in an accurate and timely manner. Copies of the bank reconciliations are available for inspection upon request by the Office of the United States Trustee.

Dated: January 26, 2015	Respectfully submitted,

/s/ Catherine L. Stubbs
	By:	Catherine L. Stubbs
Senior Vice President & CFO

[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

In re Endeavour International Corporation, et al.,	Case No. 14-12308
Debtor	Reporting Period: 10/10/2014 – 12/31/2014

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultants	11/1/2014 - 11/30/2014	$13,968.00	Endeavour Operating Corporation	CHIP REF 484138**4	11/10//2014		$13,968.00		$13,968.00
Weil, Gotshal & Manges LLP	10/10/2014 - 10/31/2014	$659,215.1	Endeavour Operating Corporation	JPM REF: 13957**5JO	12/31/2014	$646,025.40	$13,189.76	$646,025.40	$13,189.76
Blackstone Advisory Partners LP	10/10/2014 - 10/31/2014	$95,414.73	Endeavour Operating Corporation	JPM REF: 13958**5JO	12/31/2014	$94,838.71	$576.02	$94,838.71	$576.02

FORM MOR-1b

(04/07)

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 12/01/2014 – 12/31/2014

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	SEE ATTACHED EXHIBIT B
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Reorganization Items
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).

EXHIBIT B

Endeavour International Corporation Statement of Operations

	October 10, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	Cumulative
Oil Revenue	$—	$—	$—	$—
Gas Revenues	—	—	—	—
Liquids Revenues	—	—	—	—
Revenue	$—	$—	$—	$—

Operating Expenses	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	1,430	87,282	7,564	96,277

Total Expenses	$1,430	$87,282	$7,564	$96,277

Operating Profit (Loss)	$(1,430)	$(87,282)	$(7,564)	$(96,277)

Gain/Loss on Derivative Instruments	$—	$—	$—	$—
Total Interest Expense	—	—	—	—
Interest Income	(3,752,903)	(5,540,000)	(5,540,000)	(14,832,903)
Transaction Costs	—	—	—	—
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	—	—

Other (Income) Expense	$(3,752,903)	$(5,540,000)	$(5,540,000)	$(14,832,903)

Income (Loss) Before Tax & Preferred Dividends	$3,751,473	$5,452,718	$5,532,436	$14,736,627

Income Tax Expense	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$3,751,473	$5,452,718	$5,532,436	$14,736,627

Preferred Stock Dividends	$—	$—	$—	$—

Net Income (Loss)	$3,751,473	$5,452,718	$5,532,436	$14,736,627

Endeavour Energy Luxembourg Sarl Statement of Operations

	October 10, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	Cumulative
Oil Revenue	$—	$—		$—
Gas Revenues	—	—	—	—
Liquids Revenues	—	—	—	—

Revenue	$—	$—	$—	$—

Operating Expenses	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	50,924	—	491	51,415

Total Expenses	$50,924	$—	$491	$51,415
Operating Profit (Loss)	$(50,924)	$—	$(491)	$(51,415)

Gain/Loss on Derivative Instruments	$—	$—	$—	$—
Total Interest Expense	—	—	—	—
Interest Income	—	—	—	—
Transaction Costs	—	—	—	—
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	(110)	(202)	(1,544)	(1,855)
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	102,648	102,648

Other (Income) Expense	$(110)	$(202)	$101,104	$100,793

Income (Loss) Before Tax & Preferred Dividends	$(50,814)	$202	$(101,595)	$(152,207)

Income Tax Expense	$—	$—		$—

Income (Loss) Before Preferred Dividends	$(50,814)	$202	$(101,595)	$(152,207)

Preferred Stock Dividends	$—	$—	$—	$—

Net Income (Loss)	$(50,814)	$202	$(101,595)	$(152,207)

Endeavour New Ventures, Inc. Statement of Operations

	October 10, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	Cumulative
Oil Revenue	$—	$—	$—	$—
Gas Revenues	—	—	—	—
Liquids Revenues	—	—	—	—

Revenue	$—	$—	$—	$—

Operating Expenses	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	—	—	—	—

Total Expenses	$—	$—	$—	$—

Operating Profit (Loss)	$—	$—	$—	$—

Gain/Loss on Derivative Instruments	$—	$—	$—	$—
Total Interest Expense	—	—	—	—
Interest Income	—	—	—	—
Transaction Costs	—	—	—	—
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	—	—

Other (Income) Expense	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—

Income Tax Expense	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—

Preferred Stock Dividends	$—	$—	$—	$—

Net Income (Loss)	$—	$—	$—	$—

Endeavour Management Company Statement of Operations

	October 10, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	Cumulative
Oil Revenue	$—	$—	$—	$—
Gas Revenues	—	—	—	—
Liquids Revenues	—	—	—	—

Revenue	$—	$—	$—	$—

Operating Expenses	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	—	—	—	—

Total Expenses	$—	$—	$—	$—

Operating Profit (Loss)	$—	$—	$—	$—

Gain/Loss on Derivative Instruments	$—	$—	$—	$—
Total Interest Expense	—	—	—	—
Interest Income	—	—	—	—
Transaction Costs	—	—	—	—
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	—	—

Other (Income) Expense	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—

Income Tax Expense	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—

Preferred Stock Dividends	$—	$—	$—	$—

Net Income (Loss)	$—	$—	$—	$—

Endeavour Colorado Corporation Statement of Operations

	October 10, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	Cumulative
Oil Revenue	$—	$—	$496,214	$496,214
Gas Revenues	—	—	—	—
Liquids Revenues	—	—	—	—

Revenue	$—	$—	$496,214	$496,214

Operating Expenses	$17	$—	$21,189	$21,206
Total DD&A Expense	232	345	42,492	43,069
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	—	—	—	—

Total Expenses	$249	$345	$63,680	$64,274

Operating Profit (Loss)	$(249)	$(345)	$432,534	$431,940

Gain/Loss on Derivative Instruments	$—	$—	$—	$—
Total Interest Expense	—	(20,906)	(10,453)	(31,359)
Interest Income	—	—	—	—
Transaction Costs	—	—	—	—
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	—	—

Other (Income) Expense	$—	$(20,906)	$(10,453)	$(31,359)

Income (Loss) Before Tax & Preferred Dividends	$(249)	$20,561	$442,987	$463,299

Income Tax Expense	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$(249)	$20,561	$442,987	$463,299

Preferred Stock Dividends	$—	$—	$—	$—

Net Income (Loss)	$(249)	$20,561	$442,987	$463,299

Endeavour Operating Corporation Statement of Operations

	October 10, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	Cumulative
Oil Revenue	$(308)	$481,252	$(489,963)	$(9,019)
Gas Revenues	267,948	438,012	354,851	1,060,810
Liquids Revenues	—	—	—	—

Revenue	$267,640	$919,264	$(135,113)	$1,051,791

Operating Expenses	$281,826	$471,302	$(59,008)	$694,120
Total DD&A Expense	76,954	148,293	63,284	288,532
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	12,943	45,837	(139,734)	(80,953)

Total Expenses	$371,723	$665,433	$(135,458)	$901,698

Operating Profit (Loss)	$(104,083)	$253,831	$345	$150,094

Gain/Loss on Derivative Instruments	$—	$—	$—	$—
Total Interest Expense	3,753,039	5,182,950	5,361,592	14,297,580
Interest Income	(3,387,097)	(5,000,000)	(5,000,000)	(13,387,097)
Transaction Costs	2,326,801	13,968	—	2,340,769
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	152	360	70	582
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	(127,363)	—	4,108,574	3,981,211

Other (Income) Expense	$2,565,532	$197,278	$4,470,236	$7,233,046

Income (Loss) Before Tax & Preferred Dividends	$(2,669,615)	$56,553	$(4,469,890)	$(7,082,953)

Income Tax Expense	$—	$50	$—	$50

Income (Loss) Before Preferred Dividends	$(2,669,615)	$56,503	$(4,469,890)	$(7,083,003)

Preferred Stock Dividends	$—	$—	$—	$—

Net Income (Loss)	$(2,669,615)	$56,503	$(4,469,890)	$(7,083,003)

In re: Endeavour Operating Corporation, et. al	Case No. 14-12308
Debtor	Reporting Period: 12/1/2014 – 12/31/2014

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF	BOOK VALUE ON
CURRENT ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Unrestricted Cash and Equivalents	SEE ATTACHED EXHIBIT C
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES NOT SUBJECT TO COMPROMISE	CURRENT REPORTING MONTH	PETITION DATE
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions)(Draws)(attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS’ EQUITY	$	$

EXHIBIT C

Endeavour International Corporation Balance Sheet

	Petition Date October 10, 2014	October 31, 2014	November 30, 2014	December 31, 2014
Cash & Cash Equivalents	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—
Accounts Receivables	—	—	—	—
Intercompany Receivables	463,221,370	469,404,392	475,419,391	474,949,469
Total Other Current Assets	16,871,752	16,719,198	16,717,707	16,717,707

Current Assets	$480,093,122	$486,123,590	$492,137,098	$491,667,176

Property, Plant & Equipment	$—	$—	$—	$—
Investments	57,661,973	57,661,973	57,661,973	57,661,973
Goodwill	—	—	—	—
Restricted Cash	—	—	—	—
Other Assets	—	—	—	—
Long-Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000

Long Term Assets	$611,661,973	$611,661,973	$611,661,973	$611,661,973

Total Assets	$1,091,755,095	$1,097,785,563	$1,103,799,071	$1,103,329,149

Total Accounts Payable	$—	$—	$—	$—
Total Accrued Expenses	42,710,167	44,782,107	44,950,450	45,141,115
Current Maturities Of Debt	693,488,257	693,598,349	693,598,349	693,598,349
Current Portion - Production Payment	—	—	—	—
Debtor in Possession	—	—	—	—
Taxes Payable	—	—	—	—
Intercompany Payable	709,209	669,430	648,349	1,251,106
Total Other Current Liabilities	—	—	—	—

Current Liabilities	$736,907,633	$739,049,885	$739,197,148	$739,990,570

Long-Term Debt	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—
ARO Liability	—	—	—	—
Long Term - Production Payment	—	—	—	—
Long Term Intercompany	—	—	—	—
Other Long Term Liabilities	—	—	—	—

Total Liabilities	$736,907,633	$739,049,885	$739,197,148	$739,990,570

Redeemable Preferred Stock	$17,481,175	$17,481,175	$17,481,175	$17,481,175

Preferred Stock	$20	$20	$20	$20
Common Stock	53,016	53,013	53,013	52,895
APIC	560,004,803	560,004,806	560,883,928	554,106,767
Treasury Stock	(586,841)	(586,841)	(586,841)	(586,841)
Accumulated Earnings (Deficit)	(222,104,712)	(218,216,496)	(213,229,373)	(207,715,437)

Stockholders’ Equity	$337,366,286	$341,254,503	$347,120,748	$345,857,404

Total Liabilities & Stockholders’ Equity	$1,091,755,093	$1,097,785,563	$1,103,799,071	$1,103,329,149

Endeavour Energy Luxembourg Sarl Balance Sheet

	Petition Date October 10, 2014	October 31, 2014	November 30, 2014	December 31, 2014
Cash & Cash Equivalents	$46,203	$45,899	$30,273	$11,303
Restricted Cash - Current	—	—	—	—
Accounts Receivables	—	—	—	—
Intercompany Receivables	—	—	—	—
Total Other Current Assets	233,073	228,730	228,730	228,730

Current Assets	$279,276	$274,629	$259,003	$240,034

Property, Plant & Equipment	$—	$—	$—	$—
Investments	—	—	—	—
Goodwill	—	—	—	—
Restricted Cash	—	—	—	—
Other Assets	2,657,667	2,708,461	2,708,461	(0)
Long-Term Intercompany	78,245,339	78,245,339	78,245,339	78,245,339

Long Term Assets	$80,903,006	$80,953,800	$80,953,800	$78,245,339

Total Assets	$81,182,282	$81,228,430	$81,212,803	$78,485,373

Total Accounts Payable	$—	$—	$—	$—
Total Accrued Expenses	—	174,471	174,471	174,471
Current Maturities Of Debt	82,662,396	82,682,642	82,682,642	79,974,180
Current Portion - Production Payment	—	—	—	—
Debtor in Possession	—	—	—	—
Taxes Payable	55,473	55,007	54,687	53,132
Intercompany Payable	3,094,582	3,169,755	3,169,755	3,253,935
Total Other Current Liabilities	—	—	—	—

Current Liabilities	$85,812,451	$86,081,875	$86,081,554	$83,455,718

Long-Term Debt	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—
ARO Liability	—	—	—	—
Long Term - Production Payment	—	—	—	—
Long Term Intercompany	—	—	—	—
Other Long Term Liabilities	—	—	—	—

Total Liabilities	$85,812,451	$86,081,875	$86,081,554	$83,455,718

Redeemable Preferred Stock	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—
Common Stock	—	—	—	—
APIC	37,485	37,485	37,485	37,485
Treasury Stock	—	—	—	—
Accumulated Earnings (Deficit)	(4,667,654)	(4,890,930)	(4,906,236)	(5,007,831)

Stockholders’ Equity	$(4,630,169)	$(4,853,445)	$(4,868,751)	$(4,970,346)

Total Liabilities & Stockholders’ Equity	$81,182,282	$81,228,430	$81,212,803	$78,485,373

Endeavour New Ventures, Inc. Balance Sheet

	Petition Date October 10, 2014	October 31, 2014	November 30, 2014	December 31, 2014
Cash & Cash Equivalents	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—
Accounts Receivables	—	—	—	—
Intercompany Receivables	280,153	280,153	280,153	280,153
Total Other Current Assets	—	—	—	—

Current Assets	$280,153	$280,153	$280,153	$280,153

Property, Plant & Equipment	$—	$—	$—	$—
Investments	—	—	—	—
Goodwill	—	—	—	—
Restricted Cash	—	—	—	—
Other Assets	—	—	—	—
Long-Term Intercompany	—	—	—	—

Long Term Assets	$—	$—	$—	$—

Total Assets	$280,153	$280,153	$280,153	$280,153

Total Accounts Payable	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—
Current Maturities Of Debt	—	—	—	—
Current Portion - Production Payment	—	—	—	—
Debtor in Possession	—	—	—	—
Taxes Payable	—	—	—	—
Intercompany Payable	—	—	—	—
Total Other Current Liabilities	—	—	—	—

Current Liabilities	$—	$—	$—	$—

Long-Term Debt	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—
ARO Liability	—	—	—	—
Long Term - Production Payment	—	—	—	—
Long Term Intercompany	—	—	—	—
Other Long Term Liabilities	—	—	—	—

Total Liabilities	$—	$—	$—	$—

Redeemable Preferred Stock	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—
Common Stock	1	1	1	1
APIC	3,478,898	3,478,898	3,478,898	3,478,898
Treasury Stock	—	—	—	—
Accumulated Earnings (Deficit)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,746)

Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153

Total Liabilities & Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153

Endeavour Management Company Balance Sheet

	Petition Date October 10, 2014	October 31, 2014	November 30, 2014	December 31, 2014
Cash & Cash Equivalents	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—
Accounts Receivables	—	—	—	—
Intercompany Receivables	648,349	648,349	648,349	648,349
Total Other Current Assets	—	—	—	—

Current Assets	$648,349	$648,349	$648,349	$648,349

Property, Plant & Equipment	$2,862,882	$2,862,882	$2,862,882	$2,862,882
Investments	—	—	—	—
Goodwill	—	—	—	—
Restricted Cash	—	—	—	—
Other Assets	—	—	—	—
Long-Term Intercompany	—	—	—	—

Long Term Assets	$2,862,882	$2,862,882	$2,862,882	$2,862,882

Total Assets	$3,511,231	$3,511,231	$3,511,231	$3,511,231

Total Accounts Payable	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—
Current Maturities Of Debt	—	—	—	—
Current Portion - Production Payment	—	—	—	—
Debtor in Possession	—	—	—	—
Taxes Payable	—	—	—	—
Intercompany Payable	14,354,530	14,354,530	14,354,530	14,354,530
Total Other Current Liabilities	—	—	—	—

Current Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530

Long-Term Debt	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—
ARO Liability	—	—	—	—
Long Term - Production Payment	—	—	—	—
Long Term Intercompany	—	—	—	—
Other Long Term Liabilities	—	—	—	—

Total Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530

Redeemable Preferred Stock	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—
Common Stock	10	10	10	10
APIC	15,597,652	15,597,652	15,597,652	15,597,652
Treasury Stock	—	—	—	—
Accumulated Earnings (Deficit)	(26,440,961)	(26,440,961)	(26,440,961)	(26,440,961)

Stockholders’ Equity	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,299)

Total Liabilities & Stockholders’ Equity	$3,511,231	$3,511,231	$3,511,231	$3,511,231

Endeavour Colorado Company Balance Sheet

	Petition Date October 10, 2014	October 31, 2014	November 30, 2014	December 31, 2014
Cash & Cash Equivalents	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—
Accounts Receivables	860,242	982,702	815,021	—
Intercompany Receivables	—	—	—	—
Total Other Current Assets	—	—	—	564,805

Current Assets	$860,242	$982,702	$815,021	$564,805

Property, Plant & Equipment	$10,523,683	$11,307,054	$11,447,515	$12,361,204
Investments	—	—	—	—
Goodwill	—	—	—	—
Restricted Cash	—	—	—	—
Other Assets	—	—	—	—
Long-Term Intercompany	—	—	—	—

Long Term Assets	$10,523,683	$11,307,054	$11,447,515	$12,361,204

Total Assets	$11,383,925	$12,289,756	$12,262,535	$12,926,009

Total Accounts Payable	$1,011,349	$1,011,349	$934,482	$853,362
Total Accrued Expenses	—	839,206	—	—
Current Maturities Of Debt	—	—	—	—
Current Portion - Production Payment	—	—	—	—
Debtor in Possession	—	—	—	—
Taxes Payable	—	—	—	—
Intercompany Payable	10,281,092	10,347,742	11,215,688	11,516,945
Total Other Current Liabilities	—	—	—	—

Current Liabilities	$11,292,441	$12,198,298	$12,150,170	$12,370,307

Long-Term Debt	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—
ARO Liability	34,898.21	35,240.79	35,586.74	35,936.08
Long Term - Production Payment	—	—	—	—
Long Term Intercompany	—	—	—	—
Other Long Term Liabilities	—	—	—	—

Total Liabilities	$11,327,340	$12,233,538	$12,185,757	$12,406,243

Redeemable Preferred Stock	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—
Common Stock	—	—	—	—
APIC	—	—	—	—
Treasury Stock	—	—	—	—
Accumulated Earnings (Deficit)	56,585	56,218	76,779	519,766

Stockholders’ Equity	$56,585	$56,218	$76,779	$519,766

Total Liabilities & Stockholders’ Equity	$11,383,925	$12,289,756	$12,262,535	$12,926,009

Note:	Endeavour notes the large decrease in the accounts receivable balance from November to December is a result of a reclass of the balance from Endeavour Colorado Corporation to Endeavour Operating Corporation as Endeavour Operating Coporation is the operator of the Colorado property even though the assets are owned by Endeavour Colorado Corporation.

Endeavour Operating Corporation Balance Sheet

	Petition Date October 10, 2014	October 31, 2014	November 30, 2014	December 31, 2014
Cash & Cash Equivalents	$41,410,539	$37,316,408	$35,239,032	$32,055,245
Restricted Cash - Current	50,176	50,176	50,176	50,176
Accounts Receivables	2,126,960	2,101,571	2,611,990	1,906,440
Intercompany Receivables	61,615,971	66,690,504	72,558,450	78,629,584
Total Other Current Assets	10,369,454	13,345,465	13,448,658	13,273,931

Current Assets	$115,573,099	$119,504,123	$123,908,305	$125,915,375

Property, Plant & Equipment	$84,304,737	$84,751,882	$85,492,092	$87,579,025
Investments	238,153,544	238,153,544	238,153,544	238,153,544
Goodwill	—	—	—	—
Restricted Cash	—	—	—	—
Other Assets	12,350	10,050	10,050	10,050
Long-Term Intercompany	500,000,000	500,000,000	500,000,000	500,000,000

Long Term Assets	$822,470,631	$822,915,476	$823,655,686	$825,742,619

Total Assets	$938,043,730	$942,419,599	$947,563,991	$951,657,994

Total Accounts Payable	$575,367	$1,346,554	$1,520,837	$2,956,529
Total Accrued Expenses	1,504,800	1,633,618	1,762,435	1,598,322
Current Maturities Of Debt	—	—	—	—
Current Portion - Production Payment	—	—	—	—
Debtor in Possession	—	—	194,814	4,651,289
Taxes Payable	8,824	9,053	16,651	(18,501)
Intercompany Payable	561,781,032	568,388,412	572,929,474	580,258,274
Total Other Current Liabilities	1,100,256	1,100,256	1,100,256	100,256

Current Liabilities	$564,970,279	$572,477,892	$577,524,467	$589,546,170

Long-Term Debt	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—
ARO Liability	426,278	428,707	434,060	440,290
Long Term - Production Payment	—	—	—	—
Long Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000
Other Long Term Liabilities	3,866,507	3,902,468	3,938,429	474,390

Total Liabilities	$1,123,263,064	$1,130,809,067	$1,135,896,956	$1,144,460,850

Redeemable Preferred Stock	$—	$—	$—	$—

Preferred Stock	$—	$—	$—	$—
Common Stock	1,000	1,000	1,000	1,000
APIC	57,660,973	57,660,973	57,660,973	57,660,973
Treasury Stock	—	—	—	—
Accumulated Earnings (Deficit)	(242,881,307)	(246,051,441)	(245,994,938)	(250,464,828)

Stockholders’ Equity	$(185,219,334)	$(188,389,468)	$(188,332,965)	$(192,802,856)

Total Liabilities & Stockholders’ Equity	$938,043,730	$942,419,599	$947,563,991	$951,657,994

In re: Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 12/1/14 – 12/31/14

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$0	$0	$0			$0
FICA-Employee	$0	$0	$0			$0
FICA-Employer	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Income	$0	$0	$0			$0
Other:	$0	$0	$0			$0

Total Federal Taxes	$0	$0	$0			$0

State and Local
Withholding	$0	$0	$0			$0
Sales	$0	$0	$0			$0
Excise	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Real Property	$0	$0	$0			$0
Personal Property	$0	$0	$0			$0
Other: Severance Tax	$7,598.08	$6,740.78	$7,087.32	12/8/2014	0210***420	($637.85)
			$7,899.39	12/23/2014	0210***509

Total State and Local

Total Taxes	$7,598.08	$6,740.78	$14,976.71			($637.85)

NOTE: The Company accrues for severance taxes on a quarterly basis. The average severance taxes incurred based on production is $7,000/month.

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtor	Reporting Period: 12/1/2014 – 12/31/2014

SUMMARY OF UNPAID POSTPETITION DEBTS

See attached aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$386,099.93	$75,039.87	$143,572.43	$5,295.76		$610,007.93
Wages Payable	$4,681.89					$4,681.89
Taxes Payable
Rent/Leases-Building	$92,528.08					$92,528.08
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	$95,681,72	$669.50				$669.50
Amounts Due to Insiders*
Other:
Other:

Total Postpetition Debts	$578,322.04	$75,709.37	$143,572.43	$5,295.76		$802,899.57

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Endeavour Operating

Payables Aging Report

	Days Past Due
Vendor	Balance at December 31, 2014	Current	0-30	31-60	61-90
Plant Interscapes, Inc.	$227.94	$227.94	$—	$—	$—
FedEx	65.18	65.18	—	—	—
AT&T Long Distance	103.36	103.36	—	—	—
William L. Transier	2,086.38	2,086.38	—	—	—
Verizon Wireless	3,347.07	3,347.07	—	—	—
Iron Mountain Records Management	889.94	890.00	—	—	—
Premiere Global Services, Inc	582.62	582.62	—	—	—
Goode Systems & Consulting, Inc	2,019.86	2,019.86	—	—	—
Time Warner Telecom	12,735.71	12,735.71	—	—	—
Shred-it	74.45	74.45	—	—	—
JPMorgan Chase Bank NA	(4,915.03)	(4,915.03)	—	—	—
Precision Graphics Centers	126.98	126.98	—	—	—
Alonti	135.69	135.69	—	—	—
Interior Foliage & Design	213.00	213.00	—	—	—
Long View Systems Corporation (USA)	715.00	715.00	—	—	—
Red Dog Systems Inc	104.00	104.00	—	—	—
Julie Ferro	136.76	136.76	—	—	—
Dean Rabenaldt	447.00	447.00	—	—	—
ProStar Services	264.40	165.31	99.09	—	—
DirecTV	328.80	161.98	166.82	—	—
Staples	267.73	267.73	—	—	—
Konica Minolta Business Solutions USA Inc.	873.48	873.48	—	—	—
eFax Corporate c/o j2 Global Inc.	198.25	149.90	48.35	—	—
Konica Minolta	2,431.57	2,431.57	—	—	—
The NASDAQ OMX Group, Inc.	23,097.59	23,097.59	—	—	—
PSI - Digital Imaging Solutions	100.00	100.00	—	—	—
Thomson Reuters (GRC) Inc.	1,638.98	1,638.98	—	—	—
B&A PROPERTIES, LLC	6,418.32	6,418.32	—	—	—
BEA LOGISTICS SERVICES LLC	66,728.37	31,087.36	35,641.01	—	—
COMSTOCK OIL & GAS, LP	5,335.07	—	—	—	5,335.07
DALBO, INC	9,037.95	9,037.95	—	—	—
DSCHAAKS CONSULTING & TRUCKING, LLC	22,543.52	3,619.25	18,924.27	—	—
EP ENERGY E&P COMPANY, LP	(33.50)	—	—	—	(33.50)
FOSSIL OPERATING INC	(5.81)	—	—	—	(5.81)
J-W Operating Company	29,357.85	29,357.85	—	—	—
LDNK LLC HCP	3,210.00	—	3,210.00	—	—
MASTER PETROLEUM	207.42	207.42	—	—	—
Paragon Automation	46,501.91	46,501.91	—	—	—
R & T Oilfield Services, Inc.	19,160.00	19,160.00	—	—	—
RAIN FOR RENT	1,756.66	1,756.66	—	—	—
ROCKY MOUNTAIN PERMITTING, LLC	1,061.59	—	1,061.59	—	—
Rogue Pressure Services Ltd.	183,069.00	183,069.00	—	—	—
SAMSON EXPLORATION, LLC	143,572.43	—	—	143,572.43	—
SOUND & CELLULAR, INC.	4,630.50	4,630.50	—	—	—
Special Core Analysis Laboratories	12,116.00	—	12,116.00	—	—
SWEPI, LP	2,470.20	2,470.20	—		—
Wagner Rents, Inc	3,772.74	—	3,772.74	—	—
Wyoming Analytical Laboratories, In	801.00	801.00	—	—	—

Total Accounts Payable	$610,007.93	$386,099.93	$75,039.87	$143,572.43	$5,295.76

	Days Past Due
Vendor	Balance at December 31, 2014	Current	0-30	31-60	61-90
ADP TotalSource	$(878.11)	$(878.11)	$—	$—
G.M. Murata	5,560.00	5,560.00	—	—

Total Wages Payable	$4,681.89	$4,681.89	$—	$—	$—

	Days Past Due
Vendor	Balance at December 31, 2014	Current	0-30	31-60	61-90
BG Holdco, LLC	$71,078.87	$71,079.00	$—	$—
1125 Pearlmark Broadreach, L.L.C.	21,449.16	21,449.00	—	—

Total Rent Payable	$92,528.03	$92,528.00	$—	$—	$—

	Days Past Due
Vendor	Balance at December 31, 2014	Current	0-30	31-60	61-90
BDO, LLP	11,222.00	11,222.00	—	—	—
Burleson LLP	83,256.25	83,256.25	—	—	—
Greenberg Traurig, LLP	1,203.47	533.97	669.50	—	—

Total Professional Fees	$95,681.72	$95,012.22	$669.50	$—	$—

Grand Total	$802,899.57	$578,322.04	$75,709.37	$143,572.43	$5,295.76

In re: Endeavour Operating Corporation, et al	Case No. 14-12308
Debtor	Reporting Period: 12/1/2014 – 12/31/2014

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$3,427,371.11

+ Amounts billed during the period	($1,478,795.5)
- Amounts collected during the period	$42,136.00

Total Accounts Receivable at the end of the reporting period	$1,906,439.61

Accounts Receivable Aging	Amount
0 - 30 days old	$1,168,630.89
31 - 60 days old	$58,836.09
61 - 90 days old	$467,971.39
91+ days old	$211,001.24

Total Accounts Receivable	$1,906,439.61

Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$1,906,439.61

Note: The negative amount billed for the period is related to Oil and Gas accrual adjustments.

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X